UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 30, 2007
Gen-Probe Incorporated
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-31279 (Commission File Number)	33-0044608 (I.R.S. Employer Identification No.)

10210 Genetic Center Drive San Diego, CA (Address of Principal Executive Offices)	92121 (Zip Code)

(858) 410-8000
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 8.01 Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBITS
EXHIBIT 99.1
EXHIBIT 99.2

Item 1.01 Entry into a Material Definitive Agreement.
     Jorgine Ellerbrock agreed to serve as Senior Vice President, Operations of Gen-Probe Incorporated (the “Company”) pursuant to an employment offer letter from the Company dated October 10, 2007 and executed by Ms. Ellerbrock on October 30, 2007, a copy of which is filed as Exhibit 99.1 to this Current Report. Ms. Ellerbrock’s employment with the Company commenced on November 19, 2007. Ms. Ellerbrock will serve on an at-will basis at an annual base salary of $295,000. Ms. Ellerbrock will also receive a one-time sign-on bonus of $125,000, less applicable payroll taxes, subject to reimbursement to the Company in the event Ms. Ellerbrock resigns from the Company within 24 months from her date of hire. In addition, commencing in 2008, Ms. Ellerbrock will be eligible to receive an annual target bonus of 25% of her annual base salary.
     The offer letter also provides that Ms. Ellerbrock will be granted options to purchase 25,000 shares of the Company’s common stock. In accordance with Company practice, the options will be granted on the first day of the month following Ms. Ellerbrock’s start date and approval of the grant by the Compensation Committee. The exercise price of the options will be equal to the fair market value of the Company’s common stock on the date of grant. The options will have a 7-year term, with 25% of the shares vesting after one year, and 1/48th of the shares vesting monthly thereafter until fully vested, so long as Ms. Ellerbrock is employed by the Company. Ms. Ellerbrock’s options will be governed by the Company’s 2003 Equity Incentive Plan.
     On November 19, 2007, the Company also entered into its standard form of employment agreement for executive officers with Ms. Ellerbrock, the form of which has been filed with the SEC as Exhibit 10.76 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2006. Pursuant to the employment agreement, if Ms. Ellerbrock is terminated for reasons other than “cause,” or if Ms. Ellerbrock terminates her employment for “good reason” (each as defined in the agreement), Ms. Ellerbrock will receive severance in the form of continued compensation, at Ms. Ellerbrock’s salary rate paid at the time of the termination plus costs of life insurance premiums, if any, for a period of 12 months. If the termination is due to a “change in control” (as defined in the agreement), Ms. Ellerbrock will receive severance in the form of a lump sum payment, payable within 10 days of termination, equal to 18 months’ annual base salary, and an amount equal to 1.5 times the greater of Ms. Ellerbrock’s targeted bonus level in the year of the termination or Ms. Ellerbrock’s highest discretionary bonus in the preceding three years. A termination is considered due to a change in control if the termination occurs within the period six months before or 18 months after a change in control. Ms. Ellerbrock is also entitled to receive COBRA benefits for herself and her eligible dependents until the earlier of one year following the termination date or the first date that Ms. Ellerbrock is covered under another employer’s health benefit program providing substantially the same or better benefits, and outplacement services for six months.
     On November 19, 2007, the Company and Ms. Ellerbrock also entered into the Company’s standard form of indemnification agreement for executive officers and directors, the form of which has previously been filed with the SEC on August 14, 2002 as Exhibit 10.42 to the Company’s Amendment No. 2 to Registration Statement on Form 10. The Company and Ms. Ellerbrock also entered into the Company’s standard form of employee proprietary information and inventions agreement.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (b) On November 14, 2007, Mae C. Jemison, M.D. informed the Company that she was resigning her position as a director of the Company effective as of such date. Dr. Jemison has served as a director of the Company since March 2004.
     (c) Jorgine Ellerbrock has agreed to serve as Senior Vice President, Operations of the Company, starting November 19, 2007. From August 2004 to November 2007, Ms. Ellerbrock, 46, served as Vice President, Operations of various business units of Invitrogen Corporation, most recently serving as Vice President, Operations of its Molecular Biology Business from February 2007 to November 2007. Prior to joining Invitrogen Corporation, Ms. Ellerbrock held a number of positions with GE Healthcare Bio-Sciences (formerly Amersham Biosciences), most recently serving as its Vice President, Operations from November 2002 to July 2004 and its Vice President, Genomics Product Management from January 2002 to November 2002. Ms. Ellerbrock received a B.S. in microbiology and an M.B.A. from San Diego State University.
     The offer letter, employment agreement, indemnification agreement and employee proprietary information and inventions agreement between the Company and Ms. Ellerbrock are described in Item 1.01 of this Current Report. The Company is not aware of any transaction requiring disclosure under Item 404(a) of Regulation S-K.
     A copy of the press release issued by the Company announcing Ms. Ellerbrock’s appointment as the Company’s Senior Vice President, Operations is filed as Exhibit 99.2 to this Current Report.
Item 8.01 Other Events.
     On November 12, 2007, Lynda A. Merrill resigned as Vice President, Industrial Relationships of the Company effective as of such date. Ms. Merrill will receive the employment separation benefits described in her employment agreement with the Company, the form of which has been filed with the SEC as Exhibit 10.77 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2006.
Item 9.01. Financial Statements and Exhibits.
(d) The following exhibits are filed with this Current Report:
99.1	Employment Offer Letter effective October 30, 2007 between the Company and Jorgine Ellerbrock

99.2	Press Release dated November 19, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2007	GEN-PROBE INCORPORATED
	By:	/s/ R. William Bowen
R. William Bowen
Senior Vice President, General Counsel and Corporate Secretary

EXHIBITS

Exhibit
Number	Description

99.1	Employment Offer Letter effective October 30, 2007 between the Company and Jorgine Ellerbrock

99.2	Press Release dated November 19, 2007